Exhibit 99.2

Sent via Electronic Delivery to: sgovil@cemtrex.com

January 24, 2022

Mr. Saagar Govil

Chairman of the Board, CEO, President & Secretary

Cemtrex Inc.

276 Greenpoint Ave, Bld 8, Ste 208

Brooklyn, NY 11222

Re:	Cemtrex Inc. (the “Company”)
Nasdaq Symbol: CETX

Dear Mr. Govil:

On January 19, 2022, Staff notified the Company that it no longer met the periodic filing requirement for The Nasdaq Stock Market under Listing Rule 5250(c)(1) (the “Rule”). Based on filing the Form 10-K for the fiscal year ended September 30, 2021, Staff has determined that the Company complies with the Rule. Accordingly, this matter is now closed.

If you have any questions, please do not hesitate to contact me, at +1 301 978 8039. Sincerely,

Brie Charles

Director

Nasdaq Listing Qualifications